SUPPLEMENT DATED NOVEMBER 18, 1999
                         TO PROSPECTUS DATED MAY 1, 1999


                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Fixed Income Portfolio of the Warburg Pincus Trust II and the Global Fixed Income Portfolio of the Warburg Pincus Trust II are no longer available as investment options.